UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2012

United Online, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33367	77-0575839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21301 Burbank Boulevard

Woodland Hills, California 91367

(Address of Principal Executive Offices) (Zip Code)

Telephone: (818) 287-3000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)  The 2012 annual meeting of stockholders (the “Annual Meeting”) of United Online, Inc. (the “Company”) was held on May 31, 2012.

(b)  At the Annual Meeting, (1) all of the Company’s nominees for director were elected; (2) the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified; and (3) a proposal for advisory approval of the compensation of the Company’s named executive officers was not approved.  The voting results were as follows:

Proposal 1:  Election of Directors

	For	Withheld	Broker Non-Votes
James T. Armstrong	59,736,040	1,466,278	15,850,497
Dennis Holt	46,092,252	15,110,066	15,850,497

Proposal 2:  Ratification of the appointment of PricewaterhouseCoopers LLP

For	Against	Abstain
75,403,389	1,424,487	224,887

Proposal 3:  Advisory vote regarding the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
19,215,907	41,053,997	932,414	15,850,497

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2012	UNITED ONLINE, INC.

	By:	/s/ Neil P. Edwards
Neil P. Edwards
Executive Vice President and Chief Financial Officer